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                                                                    EXHIBIT 23.2

                     [MILLER ENGLAND & COMPANY LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-51927 of HCB Bancshares, Inc. on Form S-8 of our report dated September 5, 1997, appearing in the Annual Report on Form 10-K of HCB Bancshares, Inc. for the year ended June 30, 1999.

/s/ Miller, England & Company

Little Rock, Arkansas
September 27, 1999